SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                               General Mills, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On August 31, 2000, General Mills, Inc. issued the following press release:


            FOR IMMEDIATE RELEASE

            AUGUST 31, 2000
                                       Contacts:
                                       --------
                                       (Analysts) Kris Wenker (763-764-2607)
                                       (Media) Austin Sullivan (763-764-7264)


                FTC ISSUES REQUEST FOR ADDITIONAL INFORMATION IN
                        GENERAL MILLS / PILLSBURY MERGER


      MINNEAPOLIS, MINN.---General Mills, Inc. (NYSE: GIS) and Diageo plc (NYSE: DEO; LSE: DGE) announced today that the Federal Trade Commission has issued a request for additional information in connection with its antitrust review of General Mills' proposed acquisition of the Pillsbury businesses from Diageo.

      Such a request is not uncommon in a transaction of this size and was anticipated. As previously announced, the parties expect to close the transaction prior to calendar 2000 year end.

                                     ###


This press release contains forward-looking statements based on management's current expectations and assumptions. Such statements are subject to certain risks and uncertainties that could cause actual events to differ. In particular, our predictions about the timing of the Pillsbury acquisition could be affected by regulatory and stockholder approvals. The companies undertake no obligation to publicly revise any forward-looking statements to reflect future events or circumstances.



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General Mills filed a preliminary proxy statement on Schedule 14A with the
United States Securities and Exchange Commission (the "SEC") on August 22, 2000 in connection with two proposals relating to General Mills' proposed acquisition of Pillsbury to be submitted to General Mills stockholders for approval. STOCKHOLDERS OF GENERAL MILLS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the definitive proxy statement when it becomes available at the SEC's website at www.sec.gov. General Mills and its directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the proposals relating to the proposed transactions. The preliminary proxy statement on Schedule 14A filed with the SEC contains information on General Mills directors' and executive officers' ownership of General Mills common stock.

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